Q2 2020 EARNINGS PRESENTATION August 7, 2020

Disclaimer This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the control of Colony Capital, Inc. (the “Company” or “Colony Capital”), and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to execute on its digital transformation in the manner and within the timeframe contemplated if at all, the demand for and growth in the digital infrastructure market, the earnings profile for digital investments and the predictability of such earnings, the potential impact of COVID-19 on the Company’s business and operations, including the ability to execute on or accelerate the Company’s initiatives related to its strategic pivot to digital real estate and infrastructure, whether the Company will achieve its projected deployment rate in digital infrastructure, whether the Company will realize the anticipated benefits of Wafra’s strategic investment in the Company’s digital investment management business, including whether the Wafra investment will become subject to redemption and the amount of commitments Wafra will make to the Company’s digital investment products, whether the Company will realize the anticipated benefits of its investment in Vantage Data Centers, including the performance and stability of its portfolio, the impact of the Company’s capital structure on the trading price of its stock, whether the Company’s liquidity will be sufficient to fund growth in digital transformation, the Company’s ability to monetize certain legacy assets, simplify its business and continue to grow its digital assets under management, whether balance sheet investments combined with investment management will result in anticipated benefits for the Company’s stockholders, the impact of management changes at Colony Credit Real Estate, Inc. (CLNC), whether the Company’s operations of its non-digital business units will result in maximizing cash flows and value over time, including the impact of COVID-19 on such operations and cash flows, the impact of impairments, the mix of the Company’s digital and legacy asset portfolios, the impact of changes to the Company’s management or board of directors, employee and organizational structure, the Company’s financial flexibility and liquidity, including borrowing capacity under its revolving credit facility (including as a result of the impact of COVID-19), the use of sales proceeds and available liquidity, the performance of the Company’s investment in CLNC (including as a result of the impact of COVID-19), the Company’s ability to minimize balance sheet commitments to its managed investment vehicles, the performance of the Company’s investment in DataBank and whether the Company will continue to invest in edge/ colocation data center sector and support future growth opportunities through potential add-on acquisitions and greenfield edge data center developments, and whether if consummated such additional investments and growth opportunities result in any of the benefits the Company anticipates or at all, rent escalators, whether the Company’s future investments will be accretive, the Company’s ability to raise third party capital in new vehicles including through new strategies, whether the Company will continue to generate liquidity by additional sales of assets in its Other Equity and Debt segment (other than Digital related investments) within the timeframe, in the amounts targeted or at all, the Company's expected taxable income and net cash flows, excluding the contribution of gains, whether the Company will maintain or produce higher Core FFO per share (including or excluding gains and losses from sales of certain investments) in the coming quarters, or ever, the Company’s fee earning equity under management (FEEUM) and its ability to continue growth at the current pace or at all, the Company’s ability to pay or grow the dividend at all in the future, whether the Company will continue to pay preferred dividends, the Company’s trading multiples, the ability to achieve targeted G&A savings including the impact of such savings of the Company’s operations, the impact of any changes to the Company’s management agreements with NorthStar Healthcare Income, Inc. and CLNC and other managed investment vehicles, whether Colony Capital will be able to maintain its qualification as a REIT for U.S. federal income tax purposes, the timing of and ability to deploy available capital, including whether any redeployment of capital will generate higher total returns, the Company’s ability to maintain inclusion and relative performance on the RMZ, Colony Capital’s leverage, including the Company’s ability to reduce debt and the timing and amount of borrowings under its credit facility, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased costs of capital expenditures, defaults on or non-renewal of leases by tenants, the impact of economic conditions on the borrowers of Colony Capital’s commercial real estate debt investments and the commercial mortgage loans underlying its commercial mortgage backed securities, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, under the heading “Risk Factors,” as such factors may be updated from time to time in our subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. 2

Agenda # Section 1 Current State of Digital Infrastructure 2 Delivering On Our Commitments 3 Q2 Financial Results 4 Executing The Digital Playbook 5 Why Own CLNY Today 6 Q&A Session 3

1 Current State Of Digital Infrastructure

Global Connectivity After COVID . Our personal and professional lives were already migrating to digital On-demand Services platforms…then COVID-19 hit (Uber Eats / Apps) Virtual Events Telecommuting Conferences . Unprecedented demand for MORE, BETTER, FASTER connectivity Digital Fitness Online Entertainment . Networks are being stressed like Connectivity Streaming never before E-commerce Telemedicine +25% +50% Distance Social Media Learning AT&T in the U.S. Vodafone in Europe vs their vs their baseline baseline network traffic network traffic Source: The Guardian; March 2020 Networks need to access capacity faster and at lower latency Source: AT&T; April 2020 5

Increased Demand For Digital Infrastructure

Infrastructure supply remains insufficient

Remote Access	E-Commerce	Entertainment & Fitness	Health & Wellness
			
5 billion Record Single Day Meeting Minutes in Microsoft Teams during Q2 [1]	**$89 billion** Amazon Q2 Revenue +40% Y/Y, up from 26% last qtr [2]	**15.8M** Netflix net additions in the 1st quarter of 2020 [3]	**+65%** Medical app downloads growth at the peak of COVID-19 compared to Jan. 2020 [4]
Demand Drivers: Working from home, Remote-learning, Virtual self help	Produce / Groceries, Food Delivery, Logistics	On-demand media, Home Fitness, Social Media	Rural Access / mHealth, Remote monitoring, Day / Online Trading
Software Applications: Zoom and Teams, LinkedIn, WhatsApp, FaceTime	Instacart, Alibaba, Uber Eats, Amazon, Walmart	Mirror, Peloton (60-day wait for a bike), Netflix, Disney+, TikTok, Instagram	WebMD, Medici, Senior Care / Living, FinTech, Wealth Apps

- 5G digital infrastructure investments will support increased demand
- COVID-19 accelerated long-term industry trends

ColonyCapital

Sources: (1) MSFT earnings, 7/22/20; (2) AMZN earnings report, 7/30/20; (3) TechCrunch; 2020; (4) Hootsuite Digital Q3 Report; 2020

6

Network Demand Is Mission Critical High capacity workloads require more bandwidth and digital infrastructure . No more off-peak… companies must be online all the time % . Evolving demands 169 50M+ YoY Revenue $ Growth, active users since the require new Q1 2020 start of the pandemic architecture: new levels Source: CNBC; June 2020 Source: WSJ; July 2020 of orchestration and CLNY DIGITAL INFRASTRUCTURE — ENABLES MISSION agility CRITICAL CONNECTIONS . CLNY enables customer 75M + 25B deployment of digital active users, Microsoft’s meeting minutes in April infrastructure Azure Wide Area Network 2020 – more than triple the Data Wireless Small Cell Fiber added 110 Terabits of average volume Centers Towers Networks capacity and 12 new edge sites Source: Microsoft; June 2020 Source: Cisco; June 2020 7

Digital Infrastructure Total Addressable Market Digital Colony’s projected deployment of $2.5B per year represents 1% of Digital Infrastructure TAM $179.2 New Fiber Route Miles 39M Deployed1 $ $21.3 241B New Towers $13.5 87K Built Digital Infrastructure Equity Activity ($378B total TAM) $10.2 (USD in billions) New Small $7.3 Cells Built $5.4 133K $3.2 $0.6 $0.6 $0.0 New Hyperscale & Colocation Fiber Towers Small Cells Data Centers Other Digital Assets 1.4K Absorption (MW) . M&A . Capex $200.5 $18.9 $3.2 $17.5 $1.2 ___________________________ Source: RBC (05/2020), SMA (05/2020), Altman Vilandrie & Co. (05/2020), Digital Colony estimates (05/2020). 8 (1) New Fiber Route Miles Deployed is inclusive of metro route miles, subsea route miles and FTTH homes passed.

$1 Trillion Opportunity in Global Mobile Capex Without technology, “social distancing” would have meant isolation. Mobile is keeping us connected Global Mobile Data Usage Global Mobile Capex $1.1 trillion Global Mobile Capex is projected worldwide between 2020 Global mobile data usage expected to grow almost 4x by 2025, driven by and 2025, roughly 80% in 5G networks smartphone adoption and affordable high-speed network services Capex, 2020–2025 (billion) GB per subscriber per month 4x Source: GSMA The Mobile Economy March 2020 9

CLNY’s Differentiated End-to-End Converged Vision for 5G Colony Capital is delivering customers the next-generation of mobile and internet connectivity solutions Traditional Siloed Digital Infrastructure Approach Hyper-Converged Digital Architecture Data Centers Small Cells Optic Fiber Macro Site Today’s Infrastructure Next Gen Networks 3G and 4G: Coverage and Densification 5G and Beyond: Performance, Speed, and ON DEMAND 10

2 Delivering On Our Commitments

CLNY Q2 2020: Promises Made, Promises Kept

Addressed All Near-Term Corporate Debt Maturities and Enhanced Liquidity

- **$500M** revolver amendment; improved covenants and flexibility
- **$300M** of 5-year exchangeable notes; paydown and extend maturities

Committed Significant Capital Towards Digital Infrastructure Growth

- Deployed **nearly $20B** of capital towards 7 deals completed during COVID-19
- **$400M** strategic investment from Wafra into Digital Colony –capital to pursue strategic investments

Sharp Focus on Costs and Streamlining the Organization

- **$38M** G&A savings executed to date and expect to exceed original **$40M** plan
- Full gross **$50M** savings anticipated to be achieved by Q1 2021

Best in Class Team Driving Change — One Team, One Mission

- Improved company-wide communications with weekly meetings
- Additional capabilities: credit and investor relations
- Seasoned experience and depth — positioning CLNY for growth and success

Delivering on Core Digital Growth

- Promised **15%** FEEUM Growth in FY2020…**+22% YTD** exceeding expectations
- Digital fee revenue increased **8%** Q/Q
- Added premier asset, stabilized Vantage Data Centers portfolio with **$1.0B** of new FEEUM

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Summary Business Update

Corporate	Credit Facility	**Amended to $500M**: 18 months of runway with flexibility to execute digital transformation
	Convertible Notes	**Issued $300M**: 5.75% with a 25% conversion premium and 5-year term used to address $403M Jan. 2021 convertible debt, extending maturities
	Overall G&A	**Executed $38M savings / $40M plan**: Expect to be ahead of $40M G&A savings plan
	Common Dividend	Suspended until digital earnings drive positive taxable income
Business Units	Digital	**Secured ~$400M strategic investment**: Wafra IM and GP commitments **Deployed ~$200M in Valhalla**: Raised $1.0B of FEEUM **2nd Half of 2020**: Continue to deploy balance of DCP I
	Hospitality	Continue negotiations with lenders and servicers on non-recourse hospitality debt held across seven siloed portfolios Rebounded from trough with June 2020 EBITDA positive
	Wellness Infrastructure	Maintained core FFO contributions Q/Q while continuing to work with properties to maintain high collections
	OED & Other	**$340M of YTD monetizations**: Continue to make progress 2nd Half 2020
	CLNC	**Stabilized base**: Enhanced financial flexibility by doubling liquidity to $525M while reducing recourse financing by over $600M **2nd Half 2020**: Continue to maximize / preserve cash flow and optimize portfolio and focus on offense

ColonyCapital

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Colony’s Capital Stack Has Responded March/April % Performance July 31, 2020 Colony’s decisive steps to Trough Increase stabilize liquidity have been recognized on the credit side 2021 Convertible Notes 82 99 Back at Par Need to stabilize top of the stack to build foundation for 2023 Convertible Notes 75 92 +23% future performance Colony Preferred Stock $8.50 $19.76 +132% Common equity most levered (Series I, $25 par) to participate in exposure to digital infrastructure thematic Colony Common Stock $1.41 $1.92 +36% 14

3 Q2 Financial Results

2nd Quarter Results ($ millions except per share & AUM) 2Q19 1Q20 2Q20 Y/Y% Revenues $573.4 $507.5 $372.4 -35.1% Core FFO (ex Gains/Loss) $69.5 $2.3 ($19.3) nm per share $0.13 $0.00 ($0.04) nm Net Income (CLNY Shareholder) ($468.9) ($361.6) ($2,042.8) nm per share ($0.98) ($0.73) ($4.33) nm AUM ($B) $35.4 $49.9 $45.7 29.2% % Digital 5.4% 41.3% 47.1% nm 16

Core FFO and Digital Core FFO

Total Core FFO (ex Gains / Loss)



$69M
$2M
($19M)
2Q19
1Q20
2Q20

Decline in total Core FFO driven nearly entirely by Hotels

- Digital contributed $21M of Core FFO in 2Q20
- Digital FRE + Databank Core FFO of $9M
- Hospitality positive NOI in June; Occupancy +17% from April trough

Digital Core FFO



$3M
$8M
$21M
2Q19
1Q20
2Q20

Digital Core FFO was $21M in 2Q20, +$18M Y/Y

- $6M increase Y/Y from recurring Digital FRE and Databank
- Digital Funds (liquid funds and DCP fair value) +$12M Y/Y
- Digital % of AUM/FEEUM drives future FFO growth

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Rapid Expansion of Digital AUM and FEEUM

Assets Under Management (AUM)

2Q19 | PF 2Q20



Digital
5%
Legacy
95%
+$21B Digital Y/Y
Digital
48%
Legacy
52%



$35B
$21B
($8B)
($2B)
$47B
+$11B AUM Y/Y
+32% AUM Y/Y
2Q19
Digital
Legacy Monetizations
Writedown
PF 2Q20

Fee Earning Equity Under Management (FEEUM)

2Q19 | PF 2Q20



Digital
13%
Legacy
87%
+$8B Digital Y/Y
Digital
49%
Legacy
51%

Digital now accounts for over 48% of AUM and FEEUM

- Digital IM valuation uplift >**2x** return Y/Y
- Digital FEEUM +22% YTD, exceeding prior guidance
- Robust M&A pipeline ahead (Towers, Data Centers)

Legacy Assets re-valued w/COVID & Digital Transformation

- ~$2.1B impairments taken in Q2 2020
- New leadership focused on digital growth

ColonyCapital

Note: PF 2Q20 AUM ($47B) & FEEUM ($17B) are pro forma amounts for the Vantage Stabilized Data Center ("VDC") transaction, which closed in July 2020

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Extending Maturities, Maximizing Liquidity

Next Corporate Debt Maturity 2023[1]

3.8 YEARS
Weighted Avg. Maturity

5.2%
Weighted Avg. Coupon

Clear Path-To-Digital



$200M
$348M
2020 - 2022
2023
2024+

Significant Liquidity for Digital Transformation

Strategic investments, capital structure transactions and legacy monetizations have positioned the Company for long-term digital growth



$900M
6/30/20 Liquidity(2)
+$250M
Wafra Digital IM Consideration
+$290M
2025 Exchangeable Net Proceeds
-$190M
Vantage Stabilized Data Centers
-$290M
2021 Convertible Repurchase
-$85M
Investment / Corporate Funding
~$875M
8/5/20 Liquidity
2H 2020
+
Monetizations
-
Digital Investments and Funding Commitments
$625-725M
12/31/20 Liquidity

(1) Pro forma for paydown of remaining outstanding 3.875% convertible notes balance of $113M; $400M of outstanding LOC balance paid down subsequent to 6/30/20; excludes amortization related to other corporate debt which is captured in the 2024+ maturity amount.

(2) Represents the Company's share of corporate cash, which is calculated as consolidated cash of $1099.5M as of 6/30/20 excluding $94.6M of cash from noncontrolling interest entities and $205M of the Company's share of cash at subsidiaries as of 6/30/20, plus undrawn availability of $100M as of 6/30/20 on the Company's $500M corporate revolver, which will decrease to $400M on 3/31/21 based on the terms of the revolver.

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4 Executing The Digital Playbook

Digital Transformation Executing a strategic plan to rotate the balance sheet and recycle capital into digital infrastructure Where We Were Where We Are Today Where We’re Going Legacy Colony Transitioning into Digital Digital Infrastructure Diversified REIT managing industrial, healthcare and hospitality holdings as well as embedded institutional Enabling Mobile and Internet and retail investment management business. Connectivity Six Legacy Segments: . Align Colony With Key Secular Healthcare Industrial Trends Real Estate Real Estate Towers Data Centers . Simplification Digital Colony Hospitality Credit Real . Predictable Digital Earnings Real Estate Estate . Attractive Returns On Invested Fiber Small Cells Capital Other Equity Investment Digital Equity Digital Credit and Debt Management 21

Executing on Our Strategy

Seven proprietary, transformative deals deploying nearly **$20 billion**, closing six financings accessing **$12 billion** in credit during unprecedented times

HIGHLINE

$117M DCP

Highline do Brasil, investment marks entrance in digital infrastructure market in Brazil

DATABANK

$190M CLNY

$190 million investment by Colony Capital

December 2019

VANTAGE DATA CENTERS

$268M DCP

Vantage Europe embarks upon USD $2 billion European expansion; enters five new European markets

February 2020

zayo GROUP

$14.3B DCP

Digital Colony leads significant take-private. 5th largest media & communications LBO

March 2020

SCALA DATA CENTERS

$410M DCP

Digital Colony launches Scala, a Latin American hyperscale data center platform

April 2020

Wildstone

$358M DCP

Digital Colony completes combination of premium outdoor media assets

June 2020

VANTAGE DATA CENTERS

$3.5B CLNY

Colony-led investor group acquires majority stake in portfolio of 12 world class North American hyperscale data centers.

July 2020

FOCUSED ON PROPRIETARY STRATEGIC IDEAS UTILIZING PROVEN INVESTMENT FRAMEWORK

ColonyCapital

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FEEUM Growth Exceeding Expectations

22% growth in digital FEEUM in first 7 months of 2020…far exceeding our 15% annual budget by 50%

High Quality Relationships And Fees

- Leveraging long-standing relationships built on success
- Partnering with new sources of capital looking to access fast-growing digital infrastructure vertical.
  - Wafra partnership designed to accelerate this growth
- Zayo: Landmark **$14.3B** take-private added ~**$700M** was fee-bearing co-invest capital
- Vantage Europe: Raised **$400M** of committed capital to accelerate European expansion ~**$200M** of fee-bearing capital called to-date
- Vantage Stabilized Data Centers: Raised net ~**$600M** FEEUM in July 2020 alongside Colony balance sheet investment of **$190M**

Exceeding Expectations



+22% YTD
$6.8B
$0.7B
zayo
$0.2B
VANTAGE
EUROPE
$0.6B
VANTAGE
DATA CENTERS
$8.3B
12/31/2019
PF 6/30/2020

ColonyCapital

Note: PF 2Q20 FEEUM ($17B) is a pro forma amount for the Vantage Stabilized Data Center transaction, which closed in July 2020

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Case Study: Hyperscale Data Centers

VANTAGE DATA CENTERS

In July 2020 we combined balance sheet investing and investment management to generate high quality excess return for shareholders with stable earnings from blue chip digital infrastructure assets and limited partners

Rationale and Colony Advantage

High Quality and Predictable Assets

- 12 hyperscale data centers with over 150MW of capacity
- 98 Long term leases, rent escalators
- High-quality, investment grade customers

Transaction Summary

- Colony-led consortium acquired 80% of VDC for $1.2B in July
  - Colony invested $190M alongside $1.0B of FEEUM
- Acquisition EBITDA multiple of 21x[1]
  - Discount to 25x EBITDA public trading multiples[2]
- *Colony advantage*: effective 17x EBITDA multiple including investment management fees
- Further buy down of multiple from escalators and re-leasing spreads

Accretive Acquisition Strategy

Generating long term stable cash flows and strong returns through proprietary sourcing and investment management economics

Peer EBITDA Multiple[2]

~26x

Acquisition EBITDA Multiple[1]

21x

Effective EBITDA Multiple

17x

Factor 3rd Party Investment Mgmt Fees

Stabilized EBITDA Multiple

<17x

Structured Uplift in Cash Flows upon Full Lease Up

(1) Based on 2Q20 annualized EBITDA including booked but not billed income, which represents income from signed leases that have not taken occupancy.
(2) Represents the implied EBITDA trading multiples of wholesale / hybrid colocation data centers based on the Company's estimates.

ColonyCapital
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Case Study: Edge Compute Provider

DataBank is well positioned for the migration to 5G and proliferation of low latency applications, which are pushing processing to the edge which is driving significant organic growth

Rationale and Colony Advantage

High Quality Growth Assets

- 20 enterprise colocation data centers with national scale in Tier II markets with high growth characteristics
- 2Q20 year-over-year monthly recurring revenue (MRR) growth of 9.5%

Transaction Summary

- Colony acquired a 20% interest for $190M in December 2019
- 22x acquisition multiple based on actual annualized 2Q20 EBITDA of $66M
- 19x multiple based on run-rate 2Q20 EBITDA of $76M(1)
  - Which is a 5.0 x discount to 24x EBITDA public trading multiples(2)
- Core organic growth enhanced by highly accretive greenfield edge data center developments and bolt-on acquisitions is expected to stabilize the effective EBITDA multiple to less than 15x

Accretive Acquisition Strategy

Generating excess return through proprietary sourcing of new M&A, greenfield site development and core collocation leasing expertise

- Acquisition EBITDA Multiple: **~24x**
- Acquisition EBITDA Multiple(2): **22x**
- Run-rate EBITDA Multiple(1): **19x** — Strong collocation leasing & new greenfield locations
- Stabilized EBITDA Multiple: **<15x** — Bolt on M&A & further greenfield expansion

(1) Based on 2Q20 annualized EBITDA including booked but not billed income, which represents income from signed leases that have not taken occupancy and mid-quarter installs,but excluding known churn and startup losses.
(2) Represents the implied EBITDA trading multiples of retail colocation based on the Company's estimates.
(3) Includes the impact of annual fee income of $4.7M from institutional third-party investors.

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Colony Capital ESG Initiatives Colony Capital is committed to promoting ESG initiatives at the firm and portfolio company level Our Goals Initiatives Creating Impact Our Principles Efficiently Manage Resources June 2020 ENVIRONMENT Create a Positive Impact Vertical Bridge became the world’s first We seek to improve our operation carbon neutral towerco performance by reducing energy, Invest Responsibly water use, waste, and carbon emissions while lowering operating Lead Transparently costs Delivering Our Commitment SOCIAL Our goal is to create a positive Responsible Colony Capital is a PRI Signatory as of May 2020. The firm’s Responsible Investment impact for our stakeholders and Investment Policy Policy incorporates the six responsible investment principles promoted by the PRI. community through meaningful engagement, contribution, and Diversity & A diverse and inclusive work environment leads to the strongest results. CLNY committee volunteerism Inclusion coordinates Colony’s various D&I programs with a focus on scalable initiatives DCP integrates ESG analysis into the due diligence of potential investments. Reports Due Diligence GOVERNANCE include key company-level and macro ESG risks and opportunities We manage and operate our CLNY and DCP are members of BSR, Business for Social Responsibility, a leading NGO business by taking all of our that helps analyze ESG issues in potential and current investments stakeholders’ needs and values NGO Partnerships DCP is a partner of Telecom Sans Frontiers, a charitable organization that specializes in into consideration for long-term growth and sustainability deploying emergency-response technologies in disaster-hit and disadvantaged areas 26 26

Why Own CLNY Today 5 Investment Case

Investment Highlights Significant Opportunity Powerful secular tailwinds driving digital infrastructure investment. CLNY well in Digital Infrastructure positioned for emerging digital themes: convergence, international, edge Deep and Experienced Alignment with the premier investor and deal team in digital infrastructure; over 25 Management Team years investing and operating digital assets; 100s of years of cumulative experience Differentiated Only global REIT to own, manage, and operate across the digital ecosystem with proven High Growth Strategy underwriting and hands on, operational alpha creation strategy Business Simplification Valuation model transitions from sum-of-the-parts to earnings-driven framework; Rerates CLNY Management focus on reduction in complexity, growth in value-per-share 28

Proven Track Record of Success

REVAMP OF SENIOR MANAGEMENT

Leading transformation to Colony 2.0


Marc Ganzi
Chief Executive Officer


Jacky Wu
CFO & Treasurer


Ben Jenkins
CIO, Digital Investment Management


Justin Chang
CIO, Digital Balance Sheet Investments


Karren Fink
Global Head of Human Resources


Kevin Smithen
Global Head of Strategy and Capital Formation


Donna L. Hansen
Chief Administrative Officer & Global Head of Tax


Severin White
Head of Public Investor Relations

EXPERIENCED DIGITAL INVESTMENT TEAM

BOCA RATON


Jeff Ginsberg
Managing Director & COO


Jon Mauck
Managing Director


Steven Sonnenstein
Managing Director


Warren Roll
Managing Director


Leslie Golden
Managing Director


Geneviève Maltais-Boisvert
Principal


Morgan Jones
Vice President


Clay Gregory
Vice President

NEW YORK


Tom Yanagi
Managing Director


Dean Criares
Managing Director Digital Credit


Geoff Goldschein
Managing Director, General Counsel


Sadiq Malik
Managing Director


Scott McBride
Principal


Hayden Boucher
Principal

LONDON


James Burke
Principal


Manjari Govada
Vice President

SINGAPORE


Wilson Chung
Principal

GLOBAL INDUSTRY LEADERS SECOND TO NONE

- >95 data centers
- >135k fiber route miles
- ~350k tower sites
- >35k small cell nodes

DATA CENTER TEAM

NORTH AMERICA

Sureel Choksi
Senior Advisor
Board Member of Zayo and Scala; President and CEO of Vantage

Raul Martynek
Senior Advisor
CEO of DataBank

Brokaw Price
Operating Partner
A 20+ year veteran in the data center sector

GLOBAL

Michael Foust
Senior Advisor
Chairman of Databank and Vantage

SOUTH AMERICA

Marcos Peigo
Senior Advisor
CEO of Scala Data Centers

TOWER TEAM

NORTH AMERICA

Alex Gellman
Senior Advisor
Board Member of Highline and FreshWave; CEO of Vertical Bridge

EUROPE

Graham Payne
Senior Advisor
CEO of FreshWave Group

SOUTH AMERICA

Daniel Seiner
Senior Advisor
CEO of Andean Telecom Partners

Jose Sola
Senior Advisor
CEO of Mexico Tower Partners

Fernando Viotti
Senior Advisor
CEO of Highline

FIBER & SMALL CELL TEAM

NORTH AMERICA

Jim Hyde
Senior Advisor
CEO of ExteNet Systems

David Pistacchio
Operating Partner
Chairman of Beanfield; Board Member of Aptum and Zayo

Richard Coyle
Senior Advisor
COO of ExteNet Systems

SOUTH AMERICA

Dan Armstrong
Senior Advisor
CEO and Board Member of Beanfield Technologies

Murray Case
Operating Partner
Chairman of Scala Data Centers

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Colony’s Differentiated Strategy We operate across the digital A Converging Digital Ecosystem ecosystem FROM DEVICES THROUGH THE CORE TO THE CLOUD AND BACK . Digital infrastructure is converging IOT . Customer solution provider Cloud Data Center . Flexibility to evolve with opportunity set HEALTHCARE PHONES With an exclusive focus on digital RETAIL SMART CITIES . Underwriting/Asset selection — not all assets alike Data Creation . Proprietary ideas—proprietary deal flow Data Core . Operating expertise in-house DRONES TRANSPORTATION Consumption Network . Timing - to seize market opportunity Investment horizon . Long term framework Edge Compute . Global perspective Node Network Hub Or Regional . Massive global TAM Data Center 30 30

Moving From: Sum-Of-The-Parts...

Historically, Colony has been valued on Sum-Of-The-Parts basis

- Diverse set of businesses
- Complicated peer comparison

~$2.1 billion impairments bring asset values in line with fair value given accelerated disposition

Corporate finance activity puts CLNY in positive net cash position

As Colony monetizes legacy assets and redeploys capital into digital assets, valuation shifts to...

Summary Pro Forma Book Value

	Assets	Liabilities	Equity
Digital Operating Businesses *(Databank, Vantage, DCP I and other GP Coinvest)*	$978	($447)	$531
Digital Investment Management *($805M Valuation @ 68.5%)*	551	0	551
Total Digital Businesses	**$1,530**	**($447)**	**$1,083**
Healthcare	$2,691	($2,083)	$608
Hospitality	1,636	(1,579)	56
CLNC Shares	337	0	337
Other Equity & Debt	2,409	(1,135)	1,274
Other Investment Management	142	0	142
TruPS	0	(280)	(280)
Total Legacy Businesses	**$7,214**	**($5,077)**	**$2,137**
Cash & Other Assets, net of debt and liabilities	$296		$296
Preferred Equity		(1,034)	(1,034)
Subtotal	**$296**	**($1,034)**	**($738)**
Pro Forma Net Book Value			$2,482
Shares & OP Units Outstanding (diluted)[1]			665.6
Pro Forma Net Book Value / Share			$3.73

RECYCLE into Digital

ColonyCapital

Note: Refer to appendix for reconciliation of net book value as of June 30, 2020 to Pro Forma Net Book Value.
(1) Assumes conversion of $300M 2025 exchangeable notes, which have 130.4M underlying shares.

31

…To An Earnings Driven Model Digital IM Revenue1 Digital IM FRE1 Digital IM revenue and FRE will $110M 20-30% $200M 30-40% continue to grow rapidly as RANGE ANNUAL GROWTH ANNUAL GROWTH $80M Colony expands the magnitude $150M RANGE and scope of its investment products $83M $40$37MM Current 3 2023 Current 3 2023 Digital B/S EBITDA2 Digital B/S FFO1,2 Digital balance sheet investments $225M drive EBITDA and FFO growth as $200M $175M RANGE legacy monetizations are $150M RANGE redeployed into high quality digital 10x Growth infrastructure assets as legacy $13M recycled $18M Current 3 2023 Current 3 2023 (1) Represents consolidated amounts (2) Represents pro-rata amounts; EBITDA does not include equity method earnings from certain balance sheet investments such as GP co-investments. 32 (3) Represents 2Q20 annualized results, while FFO represents annualized results for DataBank and 2Q20 results for equity method investments.

A New Digital Pure Play 2023 CLNY Profile Average Peer Trading Multiples Multiple of EBITDA Multiple of FFO Multiple of Digital Distributable 100% 26.1x 26.5x Earnings Towers Data Centers >$50B 17.8x AUM Small Cells Fiber Digital Infra Peers Digital Infra Peers Alt Asset Managers Business Profile % Digital IM/Digital Operating 35/65 Active Business Sectors 1 Revenue Growth >10% Revenue Growth 3-7% EBITDA Growth >20% EBITDA Growth 5-10% Core FFO $200-275M Digital Infra Peers: AMT, CCI, SBAC, COR, CONE, DLR, EQIX, QTS Alt Asset Managers: APO, ARES, BX, CG, KKR 33

Continuing to Deliver on Our Commitments CLNY 1st Half 2020 CLNY 2nd Half 2020 Address Near-Term Corporate Debt Maturities and Enhanced Liquidity Committed Significant Capital Towards Digital Continue Adding High Quality Balance Sheet Assets Infrastructure Growth Implemented G&A Cost Program – Monetized $100m of Simplification - Continued Focus on Monetizing Legacy Legacy Assets Assets and Sharp Focus on Costs Established Best in Class Team Driving Change - Committed to Attracting the Industry’s Best Talent One Team, One Mission Delivering on Core Digital Growth, FEEUM +22% YTD Targeting Continued FEEUM Growth +30% by End of Year Building Long-term Value for Colony Capital Shareholders 34

6 Q&A Session

Pro Forma Book Value Reconciliation Net Book Value as of June 30, 2020 Notes: Total Stockholders' Equity $2,740 Noncontrolling Interests in Operating Company 188 less: Preferred Equity Liquidation Preference (1,034) Net Book Value: CLNY OP $1,894 deduct: Carrying value of debt discount (138) Difference between carrying value and par value of debt deduct: Transaction costs (16) Estimated transaction costs: exchangeable notes and Wafra add: Wafra valuation uplift(1) 358 Difference between $805M Wafra valuation and 6/30 carrying value of Digital IM add: 2025 Exchangeable notes 300 Assumes conversion of exchangeable notes add: Negative equity value of hospitality(2) 85 Add back negative book value of two hotel portfolios as all debt is non-recourse Total Pro Forma Adjustments $588 PF Net Book Value: CLNY OP 2,482 (1) PF Net Book Value gives credit to the $805 million valuation from the Wafra transaction, but actual book value as of 9/30/20 will not reflect the full valuation uplift. (2) Pro forma book value excludes CLNY OP’s share of carrying value of the assets and debt of two hotel portfolios with negative equity value composed of $832 million of assets and $917 million of debt. 3636

Important Note Regarding Non-GAAP Financial Measures This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. FFO: The Company calculates funds from operations (“FFO”) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) extraordinary items, as defined by GAAP; (ii) gains and losses from sales of depreciable real estate; (iii) impairment write-downs associated with depreciable real estate; (iv) gains and losses from a change in control in connection with interests in depreciable real estate or in-substance real estate, plus (v) real estate-related depreciation and amortization; and (vi) including similar adjustments for equity method investments. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity method investments, as well as equity and debt securities, as applicable. Core FFO: The Company computes core funds from operations (“Core FFO”) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate within the Other Equity and Debt segment, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) gains and losses from sales of businesses within the Investment Management segment and impairment write-downs associated with the Investment Management segment; (iii) equity-based compensation expense; (iv) effects of straight-line rent revenue and expense; (v) amortization of acquired above- and below market lease values; (vi) amortization of deferred financing costs and debt premiums and discounts; (vii) unrealized fair value gains or losses on interest rate and foreign currency hedges, and foreign currency remeasurements; (viii) acquisition and merger related transaction costs; (ix) restructuring and merger integration costs; (x) amortization and impairment of finite lived intangibles related to investment management contracts and customer relationships; (xi) gain on remeasurement of consolidated investment entities and the effect of amortization thereof; (xii) Non-real estate fixed asset depreciation, amortization and impairment; (xiii) change in fair value of contingent consideration; and (xiv) tax effect on certain of the foregoing adjustments. Beginning with the first quarter of 2018, the Company’s Core FFO from its interest in Colony Credit Real Estate (NYSE: CLNC) represented its percentage interest multiplied by CLNC’s Core Earnings. Refer to CLNC’s filings with the SEC for the definition and calculation of Core Earnings. FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO exclude depreciation and amortization and capture neither the changes in the value of the Company’s properties that resulted from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. FFO and Core FFO should be considered only as supplements to GAAP net income as a measure of the Company’s performance. Additionally, Core FFO excludes the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance. The Company also presents Core FFO excluding gains and losses from sales of certain investments as well as its share of similar adjustments for CLNC. The Company believes that such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations. DataBank Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, equity-based compensation expense, restructuring and integration costs, transaction costs from unsuccessful deals and business combinations, litigation expense, the impact of other impairment charges, gains or losses from sales of undepreciated land, and gains or losses on early extinguishment of debt and hedging instruments. Revenues and corresponding costs related to the delivery of services that are not ongoing, such as installation services, are also excluded from Adjusted EBITDA. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Fee Related Earnings (“FRE”): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense (excluding equity-based compensation), administrative expenses, and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the digital investment management business. Pro-rata: The Company presents pro-rata financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro-rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro-rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro-rata financial information as an analytical tool has limitations. Other equity REITs may not calculate their pro-rata information in the same methodology, and accordingly, the Company’s pro-rata information may not be comparable to such other REITs' pro-rata information. As such, the pro-rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP but may be used as a supplement to financial information as reported under GAAP. 37

Non-GAAP Reconciliations

Core Funds from Operations	Three Months Ended June 30, 2020	March 31, 2020	June 30, 2019
Net loss attributable to common stockholders	$ (2,042,790)	$ (361,633)	$ (468,890)
Adjustments for FFO attributable to common interests in Operating Company and common stockholders:			
Net loss attributable to noncontrolling common interests in Operating Company	(225,057)	(39,601)	(29,989)
Real estate depreciation and amortization	131,722	130,523	159,496
Impairment of real estate	1,474,262	308,268	87,600
Gain from sales of real estate	4,919	(7,933)	(7,088)
Less: Adjustments attributable to noncontrolling interests in investment entities	(329,601)	(82,329)	(88,705)
FFO attributable to common interests in Operating Company and common stockholders	(986,545)	(52,705)	(347,576)
Additional adjustments for Core FFO attributable to common interests in Operating Company and common			
Gains and losses from sales of depreciable real estate within the Other Equity and Debt segment, net of depreciation, amortization and impairment previously adjusted for FFO [1]	741	(14,111)	3,285
Gains and losses from sales of businesses within the Investment Management segment and impairment write-downs associated with the Investment Management segment	515,698	(26,371)	19,878
CLNC Core Earnings and NRE Cash Available for Distribution adjustments [2]	266,016	5,300	267,474
Equity-based compensation expense	10,716	8,857	9,385
Straight-line rent revenue and expense	(5,240)	(2,027)	(6,766)
Amortization of acquired above- and below-market lease values, net	(583)	(3,645)	(3,458)
Amortization of deferred financing costs and debt premiums and discounts	9,963	14,974	24,686
Unrealized fair value losses on interest rate and foreign currency hedges, and foreign currency	(7,482)	18,821	89,133
Acquisition and merger-related transaction costs	332	1,139	1,283
Restructuring and merger integration costs [3]	13,046	15,674	361
Amortization and impairment of investment management intangibles	11,625	9,182	6,911
Non-real estate fixed asset depreciation, amortization and impairment	14,065	4,048	1,565
Amortization of gain on remeasurement of consolidated investment entities	12,891	105	28
Tax effect of Core FFO adjustments, net	2,263	449	(2,204)
Less: Adjustments attributable to noncontrolling interests in investment entities	(11,717)	327	(5,170)
Core FFO attributable to common interests in Operating Company and common stockholders	$ (154,211)	$ (19,983)	$ 58,815
Less: Core FFO (gains) losses	134,888	22,286	10,673
Core FFO ex-gains/losses attributable to common interests in Operating Company and common stockholders	$ (19,323)	$ 2,303	$ 69,488
Core FFO per common share / common OP unit [4]	$ (0.29)	$ (0.04)	$ 0.11
Core FFO per common share / common OP unit—diluted [4][5][6]	$ (0.29)	$ (0.04)	$ 0.11
Core FFO ex-gains/losses per common share / common OP unit [4]	$ (0.04)	$ 0.00	$ 0.13
Core FFO ex-gains/losses per common share / common OP unit—diluted [4][5][6]	$ (0.04)	$ 0.00	$ 0.13
W.A. number of common OP units outstanding used for Core FFO per common share and OP unit [4]	535,938	540,441	518,441
W.A number of common OP units outstanding used for Core FFO per common share and OP unit-diluted [4][5][6]	535,938	540,441	518,993

(In thousands)	Three Months Ended June 30, 2020	March 31, 2020
Digital Investment Management	$1,880	$2,534
Digital Balance Sheet (DataBank)	(21,142)	(18,295)
Digital Balance Sheet (ex-DataBank)	12,716	(3,459)
Net income (loss)	**($6,546)**	**($19,220)**
Digital Investment Management FRE Determined as Follows		
Net income (loss)	$1,880	$2,534
Adjustments:		
Interest income	(4)	(30)
Depreciation and amortization	6,604	6,603
Compensation expense—equity-based	682	589
Administrative expenses—straight-line rent	16	16
Equity method earnings (losses)	(157)	(3)
Other gain (loss), net	8	(44)
Income tax expense (benefit)	278	394
Fee related earnings	**$9,307**	**$10,059**
Fee income	$20,173	$18,944
Other income	552	204
Compensation expense—cash	(9,208)	(6,964)
Administrative expenses	(2,210)	(2,125)
Fee related earnings	**$9,307**	**$10,059**
DataBank Adjusted EBITDA Determined as Follows		
Net income (loss) from continuing operations	($21,142)	($18,295)
Adjustments:		
Interest expense	8,170	9,402
Income tax (benefit) expense	(2,673)	(5,730)
Depreciation and amortization	28,571	30,031
EBITDAre	12,926	15,408
Straight-line rent expenses and amortization of above- and below-market lease intangibles	3,055	(338)
Amortization of leasing costs	(1,218)	-
Compensation expense—equity-based	296	-
Installation services	493	289
Restructuring & integration costs	445	551
Transaction, investment and servicing costs	576	197
Adjusted EBITDA	**$16,573**	**$16,107**

1) For the three months ended June 30, 2020, March 31, 2020 and June 30, 2019, net of $2.1 million consolidated or $0.6 million CLNY OP share, $32.6 million consolidated or $26.9 million CLNY OP share and $3.1 million consolidated or $1.0 million CLNY OP share, respectively, of depreciation, amortization and impairment charges previously adjusted to calculate FFO.
2) Represents adjustments to align the Company's Core FFO and NRE's Cash Available for Distribution ("CAD") with CLNC's definition of Core Earnings and NRE's definition of CAD to reflect the Company's percentage interest in the respective company's earnings.
3) Restructuring and merger integration costs primarily represent costs and charges incurred as a result of corporate restructuring and reorganization to implement the digital evolution. These costs and charges include severance, retention, relocation, transition, shareholder settlement and other related restructuring costs, which are not reflective of the Company's core operating performance and the Company does not expect to incur these costs subsequent to the completion of the digital evolution.
4) Calculated based on weighted average shares outstanding including participating securities and assuming the exchange of all common OP units outstanding for common shares.
5) For the three months ended June 30, 2020, March 31, 2020 and June 30, 2019, excluded from the calculation of diluted FFO and Core FFO per share is the effect of adding back interest expense associated with convertible senior notes and weighted average dilutive common share equivalents for the assumed conversion of the convertible senior notes as the effect of including such interest expense and common share equivalents would be antidilutive. For the three months ended June 30, 2020 and March 31, 2020, excluded from the calculation of diluted FFO and Core FFO per share are weighted average performance stock units, which are subject to both a service condition and market condition.
6) For the three months ended June 30, 2019, included in the calculation of diluted Core FFO per share are 459,800 weighted average performance stock units, which are subject to both a service condition and market condition, and 92,700 weighted average shares of non-participating restricted stock.

38